Exhibit 99.1

Second Quarter 2007 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company’s July 25, 2007 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Risk Factors” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2006. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s July 25, 2007 conference call might not occur.

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

Table of Contents

Page
Corporate Data and Financial Highlights
Company Background	1
Financial Highlights	2
Common Stock Data	3
Consolidated Balance Sheets	4
Consolidated Statements of Operations	5
Funds From Operations and Funds Available for Distribution	6

Portfolio Data
Same Store Analysis	7
Stabilized Portfolio Occupancy Overview	8-11
Leasing Activity	12
Stabilized Portfolio Capital Expenditures	13
Lease Expiration Summary and Lease Expirations by Region	14-17
Top Ten Office and Top Ten Industrial Tenants	18
Acquisitions and Dispositions	19

Development
In-Process and Committed Development and Redevelopment Projects	20
Future Development Pipeline	21

Debt and Capitalization Data
Capital Structure	22
Debt Analysis	23-24

Non-GAAP Supplemental Measures	25-29

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

Company Background

Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate, primarily in Southern California. The Company operates as a self-administered real estate investment trust. As of June 30, 2007, the Company’s stabilized portfolio consisted of 84 office buildings and 43 industrial buildings, which encompassed an aggregate of 7.8 million and 3.9 million square feet, respectively, and was 92.7% occupied.

Board of Directors	Senior Management		Investor Relations

John B. Kilroy, Sr. Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd., Suite 200
Edward F. Brennan, Ph.D.	Jeffrey C. Hawken	Executive VP and COO	Los Angeles, CA 90064
William P. Dickey	Richard E. Moran Jr.	Executive VP and CFO	(310) 481-8400
Matthew J. Hart	Conan Cotrell	Sr. VP Marketing and Leasing	Web: www.kilroyrealty.com
Scott S. Ingraham	John T. Fucci	Sr. VP Asset Management	E-mail: investorrelations@kilroyrealty.com
John B. Kilroy, Jr.	Tyler H. Rose	Sr. VP and Treasurer
Dale F. Kinsella	Heidi R. Roth	Sr. VP and Controller
	Steve Scott	Sr. VP San Diego
	Justin W. Smart	Sr. VP Development

Equity Research Coverage

A.G. Edwards & Sons, Inc.		Green Street Advisors
David AuBuchon	(314) 955-5452	Michael Knott	(949) 640-8780

Bank of America Securities		Merrill Lynch & Co., Inc.
Mitch Germain	(212) 847-5794	Steve Sakwa	(212) 449-0335

Citigroup Investment Research		Robert W. Baird & Company
Michael Bilerman	(212) 816-1383	David Loeb	(414) 765-7063

Deutsche Bank Securities, Inc.		Stifel, Nicolaus & Company
Lou Taylor	(212) 250-4912	John W. Guinee III	(410) 454-5520

Friedman, Billings, Ramsey & Co., Inc.
Wilkes Graham	(703) 312-9737

Kilroy Realty Corporation is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Kilroy Realty Corporation’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Kilroy Realty Corporation or its management. Kilroy Realty Corporation does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

Financial Highlights

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006
INCOME ITEMS (Including Discontinued Operations):
Revenues	$64,630	$64,077	$64,340	$63,058	$73,450
Lease Termination Fees(1)	1,908	831	658	475	9,938
Net Operating Income(2)	47,853	48,117	48,047	46,156	57,241
Capitalized Interest and Loan Costs	5,094	4,757	3,866	2,984	2,398
Net Income Available for Common Stockholders	13,090	16,478	9,184	31,574	17,975
EBITDA(2)(3)	38,764	39,687	41,387	40,817	52,833
Funds From Operations(2)(4)(5)	26,674	26,021	27,311	26,462	37,630
Funds Available for Distribution(2)(4)(5)	29,563	23,461	21,575	21,002	29,765
Net Income per common share – diluted	$0.40	$0.51	$0.28	$0.98	$0.58
Funds From Operations per common share – diluted	$0.77	$0.75	$0.79	$0.76	$1.11
Dividends per share	$0.555	$0.555	$0.530	$0.530	$0.530
RATIOS (Including Discontinued Operations):
Operating Margins	74.0%	75.1%	74.7%	73.2%	77.9%
Interest Coverage Ratio(6)	4.8x	4.1x	4.1x	4.0x	4.7x
Fixed Charge Coverage Ratio(7)	3.3x	2.9x	3.0x	2.9x	3.5x
FFO Payout Ratio(8)	72.7%	74.5%	67.4%	69.5%	48.9%
FAD Payout Ratio(9)	65.6%	82.7%	85.3%	87.6%	61.8%

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006
ASSETS:
Real Estate Held for Investment before Depreciation	$2,247,047	$2,165,355	$2,040,761	$2,005,713	$1,991,551
Total Assets	1,927,685	1,854,715	1,799,352	1,759,799	1,713,762
CAPITALIZATION:
Total Debt(10)	$1,022,617	$930,230	$879,198	$837,005	$811,562
Total Preferred Equity(10)	201,500	201,500	201,500	201,500	201,500
Total Common Equity(10)	2,476,227	2,577,291	2,707,958	2,615,609	2,508,333
Total Market Capitalization(10)	3,700,344	3,709,021	3,788,656	3,654,114	3,521,395
Total Debt / Total Market Capitalization	27.6%	25.1%	23.2%	22.9%	23.0%
Total Debt and Preferred / Total Market Capitalization	33.1%	30.5%	28.5%	28.4%	28.7%

(1)	For the three months ended June 30, 2006, lease terminations fees include approximately $9.8 million from an early lease termination with Qwest Communications, Inc.

(2)	Please refer to pages 25 and 26 for Management Statements on Net Operating Income, EBITDA before minority interests, Funds From Operations and Funds Available for Distribution.

(3)	EBITDA is reported before minority interests and net gain (loss) on dispositions. Please refer to page 28 for a reconciliation of GAAP Net Income Available for Common Stockholders to EBITDA before minority interests.

(4)	Please refer to page 6 for a reconciliation of GAAP Net Income Available for Common Stockholders to Funds From Operations and Funds Available for Distribution.

(5)	Reported amounts are attributable to common stockholders and unitholders.

(6)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations.

(7)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations, current year accrued preferred dividends and distributions on Cumulative Redeemable Preferred units.

(8)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders divided by Funds From Operations.

(9)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders divided by Funds Available for Distribution.

(10)	See “Capital Structure” on page 22.

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

Common Stock Data (NYSE: KRC)

	Three Months Ended
	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006
High Price	$76.92	$89.80	$83.42	$79.44	$76.00
Low Price	$69.48	$72.70	$71.53	$70.72	$65.33
Closing Price	$70.84	$73.75	$78.00	$75.34	$72.25
Dividends per share - annualized	$2.22	$2.22	$2.12	$2.12	$2.12
Closing common shares (in 000’s)(1)	32,707	32,698	32,399	32,389	32,092
Closing partnership units (in 000’s)(1)	2,248	2,248	2,319	2,329	2,626

	34,955	34,946	34,718	34,718	34,718

(1)	As of the end of the period.

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

Consolidated Balance Sheets

(unaudited, $ in thousands)

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006
ASSETS:
Land and improvements	$293,059	$293,059	$293,059	$315,113	$320,778
Buildings and improvements	1,500,777	1,494,184	1,484,051	1,472,438	1,481,215
Undeveloped land and construction in progress	453,211	378,112	263,651	218,162	189,558

Total real estate held for investment	2,247,047	2,165,355	2,040,761	2,005,713	1,991,551
Accumulated depreciation and amortization	(472,302)	(457,982)	(443,807)	(436,940)	(425,708)

Total real estate held for investment, net	1,774,745	1,707,373	1,596,954	1,568,773	1,565,843
Properties held for sale, net	—	—	4,512	—	—

Total real estate assets, net	1,774,745	1,707,373	1,601,466	1,568,773	1,565,843
Cash and cash equivalents	11,134	5,167	11,948	7,750	8,583
Restricted cash	619	—	494	1,302	614
Funds held at qualified intermediary for Section 1031 exchange	—	—	43,794	43,794	—
Current receivables, net	4,715	7,096	5,890	3,168	3,951
Deferred rent receivables, net	62,515	62,201	61,929	60,535	58,579
Notes receivable	11,034	11,065	11,096	11,126	11,155
Deferred leasing costs and acquisition related intangibles, net	46,381	48,598	49,019	48,790	49,108
Deferred financing costs, net	9,702	5,545	5,100	5,754	6,396
Prepaid expenses and other assets, net	6,840	7,670	8,616	8,807	9,533

TOTAL ASSETS	$1,927,685	$1,854,715	$1,799,352	$1,759,799	$1,713,762

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Liabilities:
Secured debt	$400,617	$455,230	$459,198	$463,005	$465,562
Exchangeable senior notes, net	455,630	—	—	—	—
Unsecured senior notes	144,000	144,000	144,000	144,000	144,000
Unsecured line of credit	18,000	331,000	276,000	230,000	202,000
Accounts payable, accrued expenses and other liabilities	61,497	90,525	67,729	61,894	55,403
Accrued distributions	20,610	20,605	19,610	19,610	19,610
Deferred revenue and acquisition related liabilities	52,026	29,923	25,353	25,162	24,938
Rents received in advance and tenant security deposits	17,521	19,256	19,900	20,636	23,159

Total liabilities	1,169,901	1,090,539	1,011,790	964,307	934,672

Minority Interests:
7.45% Series A Cumulative Redeemable Preferred units of the Operating Partnership	73,638	73,638	73,638	73,638	73,638
Common units of the Operating Partnership	36,398	36,812	39,628	40,338	44,199

Total minority interests	110,036	110,450	113,266	113,976	117,837

Stockholders’ Equity:
7.80% Series E Cumulative Redeemable Preferred stock	38,425	38,425	38,425	38,425	38,425
7.50% Series F Cumulative Redeemable Preferred stock	83,157	83,157	83,157	83,157	83,157
Common stock	327	327	324	324	321
Additional paid-in capital	651,659	652,580	671,484	670,715	664,860
Distributions in excess of earnings	(125,820)	(120,763)	(119,094)	(111,105)	(125,510)

Total stockholders’ equity	647,748	653,726	674,296	681,516	661,253

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,927,685	$1,854,715	$1,799,352	$1,759,799	$1,713,762

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

Consolidated Statements of Operations

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2007	2006	% Change	2007	2006	% Change
REVENUES:
Rental income	$56,454	$56,171	0.5%	$112,769	$111,769	0.9%
Tenant reimbursements	6,225	6,241	(0.3%)	12,784	11,726	9.0%
Other property income	1,951	195	900.5%	3,058	1,132	170.1%

Total revenues	64,630	62,607	3.2%	128,611	124,627	3.2%

EXPENSES:
Property expenses	11,440	10,764	6.3%	22,298	20,768	7.4%
Real estate taxes	4,861	4,696	3.5%	9,599	9,430	1.8%
Provision for bad debts	(26)	56	(146.4%)	(199)	567	(135.1%)
Ground leases	502	474	5.9%	1,018	993	2.5%
General and administrative expenses	9,460	4,714	100.7%	18,508	9,649	91.8%
Interest expense	8,072	11,208	(28.0%)	17,728	23,179	(23.5%)
Depreciation and amortization	17,745	17,666	0.4%	34,982	35,046	(0.2%)

Total expenses	52,054	49,578	5.0%	103,934	99,632	4.3%

OTHER INCOME AND EXPENSE:
Interest income	371	231	60.6%	990	483	105.0%
Net settlement receipts on interest rate swaps	—	254	(100.0%)	—	448	(100.0%)
Loss on derivative instruments	—	(179)	(100.0%)	—	(255)	(100.0%)

Total other income and expense	371	306	21.2%	990	676	46.4%

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS	12,947	13,335	(2.9%)	25,667	25,671	(0.0%)
MINORITY INTERESTS:
Distributions on Cumulative Redeemable Preferred units	(1,397)	(1,397)	0.0%	(2,794)	(2,794)	0.0%
Minority interest in earnings of Operating Partnership attributable to continuing operations	(609)	(750)	(18.8%)	(1,187)	(1,554)	(23.6%)

Total minority interests	(2,006)	(2,147)	(6.6%)	(3,981)	(4,348)	(8.4%)

INCOME FROM CONTINUING OPERATIONS	10,941	11,188	(2.2%)	21,686	21,323	1.7%
DISCONTINUED OPERATIONS:
Revenues from discontinued operations	—	10,843	(100.0%)	98	12,303	(99.2%)
Expenses from discontinued operations	—	(847)	(100.0%)	(20)	(1,567)	(98.7%)
Net gain on dispositions of discontinued operations(1)	4,848	—	100.0%	13,474	5,655	138.3%
Minority interest in earnings of Operating Partnership attributable to discontinued operations	(297)	(807)	(63.2%)	(862)	(1,408)	(38.8%)

Total income from discontinued operations	4,551	9,189	(50.5%)	12,690	14,983	(15.3%)

NET INCOME	15,492	20,377	(24.0%)	34,376	36,306	(5.3%)
PREFERRED DIVIDENDS	(2,402)	(2,402)	0.0%	(4,804)	(4,804)	0.0%

NET INCOME AVAILABLE FOR COMMON STOCKHOLDERS	$13,090	$17,975	(27.2%)	$29,572	$31,502	(6.1%)

Weighted average shares outstanding - basic	32,371	31,049	4.3%	32,360	30,249	7.0%
Weighted average shares outstanding - diluted	32,486	31,172	4.2%	32,486	30,394	6.9%

NET INCOME PER COMMON SHARE:
Net income per common share - basic	$0.40	$0.58	(31.0%)	$0.91	$1.04	(12.5%)

Net income per common share - diluted	$0.40	$0.58	(31.0%)	$0.91	$1.04	(12.5%)

(1)	In June 2007, the Company received a $4.8 million payment to terminate a profit participation agreement that was entered into in connection with a property disposition in 2005. When the property disposition occurred in 2005, the Company entered into an agreement with the buyer under which the Company had the right to participate in certain future operating and sale profits of the property above specified thresholds without any risk of loss or continuing involvement to the Company.

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended June 30,			Six Months Ended June 30,
	2007	2006	% Change	2007	2006	% Change
FUNDS FROM OPERATIONS:(1)
Net income available for common stockholders	$13,090	$17,975	(27.2%)	$29,572	$31,502	(6.1%)
Adjustments:
Minority interest in earnings of Operating Partnership	906	1,557	(41.8%)	2,049	2,962	(30.8%)
Depreciation and amortization of real estate assets	17,526	18,098	(3.2%)	34,551	35,607	(3.0%)
Net gain on dispositions of discontinued operations(2)	(4,848)	—	(100.0%)	(13,474)	(5,655)	138.3%

Funds From Operations(3)	$26,674	$37,630	(29.1%)	$52,698	$64,416	(18.2%)

Weighted average common shares/units outstanding - basic	34,619	33,689	2.8%	34,609	33,102	4.6%
Weighted average common shares/units outstanding - diluted	34,734	33,812	2.7%	34,735	33,247	4.5%
FFO per common share/unit - basic	$0.77	$1.12	(31.0%)	$1.52	$1.95	(21.8%)

FFO per common share/unit - diluted	$0.77	$1.11	(31.0%)	$1.52	$1.94	(21.7%)

FUNDS AVAILABLE FOR DISTRIBUTION:(1)
Funds From Operations	$26,674	$37,630	(29.1%)	$52,698	$64,416	(18.2%)
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	(4,912)	(4,949)	(0.7%)	(9,176)	(7,644)	20.0%
Amortization of deferred revenue related to tenant improvements(4)	(812)	(566)	43.5%	(1,453)	(1,132)	28.4%
Net effect of straight-line rents(5)	(331)	(899)	(63.2%)	(1,402)	(3,649)	(61.6%)
Amortization of above/below market rents(6)	(375)	(348)	7.8%	(691)	(655)	5.5%
Contractual cash rents received in advance of revenue recognition(7)	27	—	100.0%	43	327	(86.9%)
Net gain on termination of profit participation agreement(2)	4,848	—	100.0%	4,848	—	100.0%
Non-cash gain on lease termination(8)	—	(2,334)	(100.0%)	—	(2,334)	(100.0%)
Amortization of deferred financing costs	531	278	91.0%	773	604	28.0%
Non-cash amortization of share-based compensation awards	3,913	774	405.6%	7,387	1,588	365.2%
Loss on derivative instruments(9)	—	179	(100.0%)	—	255	(100.0%)

Funds Available for Distribution(3)	$29,563	$29,765	(0.7%)	$53,027	$51,776	2.4%

(1)	See page 26 for Management Statements on Funds From Operations and Funds Available for Distribution.

(2)	In June 2007, the Company received a $4.8 million payment to terminate a profit participation agreement that was entered into in connection with a property disposition in 2005. When the property disposition occurred in 2005, the Company entered into an agreement with the buyer under which the Company had the right to participate in certain future operating and sale profits of the property above specified thresholds without any risk of loss or continuing involvement to the Company.

(3)	Reported amounts are attributable to common shareholders and unitholders.

(4)	Represents revenue recognized during the period as a result of the amortization of deferred revenue recorded for tenant-funded tenant improvements.

(5)	Represents the straight-line rent income recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.

(6)	Represents the SFAS 141 adjustment related to the acquisition of buildings with above/below market rents.

(7)	Represents cash rents received for leases that have contractually commenced but for which tenant improvements are not substantially complete.

(8)	Represents the amount funded by a tenant for a new roof on one of the Company’s industrial properties in connection with the tenant’s early lease termination. The roof was recorded as a building improvement on the Company’s balance sheet with an offsetting gain recorded in other income.

(9)	Represents the non-cash loss on derivatives as a result of marking such instruments to market at the end of the period.

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

Same Store Analysis(1)

(unaudited, $ in thousands)

Same Store Analysis (GAAP Basis)

	Three Months Ended June 30,			Six Months Ended June 30,
	2007	2006	% Change	2007	2006	% Change
Total Same Store Portfolio
Number of properties	126	126		126	126
Square Feet	11,627,994	11,627,994		11,627,994	11,627,994
Percent of Stabilized Portfolio	99.3%	94.8%		99.3%	94.8%
Average Occupancy	92.8%	95.9%		93.5%	95.4%
Operating Revenues:
Rental income	$55,790	$55,534	0.5%	$111,454	$110,186	1.2%
Tenant reimbursements	6,155	6,030	2.1%	12,594	11,071	13.8%
Other property income	1,951	195	900.5%	3,058	1,132	170.1%

Total operating revenues	63,896	61,759	3.5%	127,106	122,389	3.9%

Operating Expenses:
Property expenses	11,328	10,391	9.0%	22,177	20,139	10.1%
Real estate taxes	4,804	4,563	5.3%	9,492	9,162	3.6%
Provision for bad debts	(26)	56	(146.4)%	(199)	567	(135.1)%
Ground leases	502	474	5.9%	1,018	993	2.5%

Total operating expenses	16,608	15,484	7.3%	32,488	30,861	5.3%

GAAP Net Operating Income	$47,288	$46,275	2.2%	$94,618	$91,528	3.4%

Same Store Analysis (Cash Basis)(2)

	Three Months Ended June 30,			Six Months Ended June 30,
	2007	2006	% Change	2007	2006	% Change
Total operating revenues	63,219	59,105	7.0%	123,783	116,829	6.0%
Total operating expenses	16,608	15,484	7.3%	32,488	30,861	5.3%

Cash Net Operating Income	$46,611	$43,621	6.9%	$91,295	$85,968	6.2%

(1)	Same store defined as all stabilized properties owned at January 1, 2006 and still owned and in the stabilized portfolio at June 30, 2007.

(2)	Please refer to page 27 for a reconciliation of Same Store Cash and GAAP Net Operating Income to Net Income Available to Common Stockholders.

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	# of Buildings	Portfolio Breakdown		Total Square Feet	Occupancy at:(1)
		NOI(2)	Sq. Ft.		6/30/2007	3/31/2007	12/31/2006
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	24	28.7%	24.8%	2,898,396	93.8%	93.4%	92.8%
Orange County	5	2.3%	2.4%	277,340	97.4%	100.0%	98.3%
San Diego	47	50.4%	32.3%	3,780,344	93.9%	98.2%	98.6%
Other	8	5.3%	7.5%	878,960	90.5%	89.7%	92.8%

Subtotal	84	86.7%	67.0%	7,835,040	93.6%	95.5%	95.8%

Industrial:
Los Angeles	1	1.5%	1.6%	192,053	100.0%	100.0%	100.0%
Orange County	42	11.8%	31.4%	3,677,916	90.5%	90.5%	95.6%

Subtotal	43	13.3%	33.0%	3,869,969	91.0%	91.0%	95.8%

OCCUPANCY BY REGION:
Los Angeles	25	30.2%	26.4%	3,090,449	94.2%	93.8%	93.2%
Orange County	47	14.1%	33.8%	3,955,256	91.0%	91.2%	95.7%
San Diego	47	50.4%	32.3%	3,780,344	93.9%	98.2%	98.6%
Other	8	5.3%	7.5%	878,960	90.5%	89.7%	92.8%

TOTAL STABILIZED PORTFOLIO	127	100.0%	100.0%	11,705,009	92.7%	94.0%	95.8%

AVERAGE OCCUPANCY - STABILIZED PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	93.7%	91.0%	92.8%
Year-to-Date	94.5%	91.4%	93.5%

(1)	Occupancy percentages reported are based on the Company’s stabilized portfolio for the period presented.

(2)	Percentage of year-to-date Net Operating Income excluding Other Property Income.

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
Los Angeles, California
23925 Park Sorrento	Calabasas	1	11,789	100.0%
23975 Park Sorrento	Calabasas	1	100,592	84.5%
24025 Park Sorrento	Calabasas	1	102,264	100.0%
26541 Agoura Road	Calabasas	1	90,366	100.0%
Kilroy Airport Center, El Segundo	El Segundo	2	595,131	100.0%
909 Sepulveda Blvd.	El Segundo	1	241,607	70.0%
999 Sepulveda Blvd.	El Segundo	1	127,901	98.1%
Kilroy Airport Center, Long Beach	Long Beach	7	949,065	92.3%
12200 W. Olympic Blvd.	Los Angeles	1	150,302	99.7%
12100 W. Olympic Blvd.	Los Angeles	1	150,167	100.0%
12312 W. Olympic Blvd.	Los Angeles	1	78,000	100.0%
1633 26th Street	Santa Monica	1	44,915	100.0%
2100 Colorado Avenue	Santa Monica	3	94,844	100.0%
3130 Wilshire Blvd.	Santa Monica	1	88,338	93.0%
501 Santa Monica Blvd.	Santa Monica	1	73,115	86.3%

Total Los Angeles Office		24	2,898,396	93.8%

Orange County, California
4175 E. La Palma Avenue	Anaheim	1	43,263	94.1%
8101 Kaiser Blvd.	Anaheim	1	59,790	92.2%
Kilroy Center-Brea	Brea	2	106,791	100.0%
111 Pacifica	Irvine Spectrum	1	67,496	100.0%

Total Orange County Office		5	277,340	97.4%

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
San Diego, California
12340 El Camino Real	Del Mar	1	87,405	100.0%
12348 High Bluff Drive	Del Mar	1	38,710	78.4%
12390 El Camino Real	Del Mar	1	72,332	100.0%
3579 Valley Center Drive	Del Mar	1	52,375	100.0%
3611 Valley Center Drive	Del Mar	1	130,178	100.0%
3661 Valley Center Drive	Del Mar	1	129,752	100.0%
3721 Valley Center Drive	Del Mar	1	114,780	100.0%
3811 Valley Center Drive	Del Mar	1	112,067	100.0%
12225 / 12235 El Camino Real	Del Mar	2	115,513	93.4%
12400 High Bluff Drive	Del Mar	1	208,464	100.0%
6215 / 6220 Greenwich Drive	Governor Park	2	212,214	100.0%
15051 Ave of Science	I-15 Corridor	1	70,617	100.0%
15073 Ave of Science	I-15 Corridor	1	46,759	100.0%
15378 Ave of Science	I-15 Corridor	1	68,910	100.0%
15434 / 15445 Innovation Drive	I-15 Corridor	2	103,000	76.4%
15231 Ave of Science	I-15 Corridor	1	65,867	100.0%
15253 Ave of Science	I-15 Corridor	1	37,405	100.0%
15215 Ave of Science	I-15 Corridor	1	77,015	100.0%
13500/13520 Evening Creek Drive North	I-15 Corridor	2	281,830	79.1%
4939 / 4955 Directors Place	Sorrento Mesa	2	136,908	100.0%
5005 / 5010 Wateridge Vista Drive	Sorrento Mesa	2	172,778	100.0%
10421 Pacific Center Court	Sorrento Mesa	1	79,871	100.0%
10243 Genetic Center	Sorrento Mesa	1	102,875	100.0%
10390 Pacific Center Court	Sorrento Mesa	1	68,400	100.0%
6055 Lusk Avenue	Sorrento Mesa	1	93,000	0.0%
6260 Sequence Drive	Sorrento Mesa	1	130,536	100.0%
6290 / 6310 Sequence Drive	Sorrento Mesa	2	152,415	100.0%
6340 / 6350 Sequence Drive	Sorrento Mesa	2	199,000	100.0%
Pacific Corporate Center	Sorrento Mesa	6	332,542	88.6%
5717 Pacific Center	Sorrento Mesa	1	67,995	100.0%
4690 Executive Drive	University Towne Center	1	47,636	100.0%
9455 Towne Center Drive	University Towne Center	1	45,195	100.0%
9785 / 9791 Towne Center Drive	University Towne Center	2	126,000	100.0%

Total San Diego Office		47	3,780,344	93.9%

Other
Kilroy Airport Center, Sea-Tac	Seattle, WA	3	532,430	85.9%
5151/5155 Camino Ruiz	Carmarillo, CA	4	265,372	100.0%
2829 Townsgate Road	Thousand Oaks, CA	1	81,158	89.8%

Total Other Office		8	878,960	90.5%

Total Office		84	7,835,040	93.6%

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Industrial:
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	1	192,053	100.0%

Total Los Angeles Industrial		1	192,053	100.0%

Orange County, California
1000 E. Ball Road	Anaheim	1	100,000	100.0%
1230 S. Lewis Road	Anaheim	1	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	1	84,185	100.0%
3125 E. Coronado Street	Anaheim	1	144,000	0.0%
3130 - 3150 Miraloma	Anaheim	1	144,000	100.0%
3250 E. Carpenter	Anaheim	1	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	1	153,320	100.0%
5115 E. La Palma Avenue	Anaheim	1	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	1	110,487	100.0%
Anaheim Tech Center	Anaheim	5	597,147	100.0%
La Palma Business Center	Anaheim	2	145,481	100.0%
Brea Industrial Complex	Brea	7	277,456	100.0%
Brea Industrial-Lambert Road	Brea	2	178,811	100.0%
1675 MacArthur	Costa Mesa	1	50,842	100.0%
25202 Towne Center Drive	Foothill Ranch	1	303,533	100.0%
12400 Industry Street	Garden Grove	1	64,200	100.0%
12681 / 12691 Pala Drive	Garden Grove	1	84,700	100.0%
7421 Orangewood Avenue	Garden Grove	1	82,602	100.0%
Garden Grove Industrial Complex	Garden Grove	6	275,971	100.0%
17150 Von Karman	Irvine	1	157,458	0.0%
2055 S.E. Main Street	Irvine	1	47,583	0.0%
1951 E. Carnegie Avenue	Santa Ana	1	100,000	100.0%
2525 Pullman	Santa Ana	1	103,380	100.0%
14831 Franklin Avenue	Tustin	1	36,256	100.0%
2911 Dow Avenue	Tustin	1	51,410	100.0%

Total Orange County Industrial		42	3,677,916	90.5%

Total Industrial		43	3,869,969	91.0%

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

Leasing Activity

Quarter-to-Date

	1st & 2nd Generation				2nd Generation					Weighted Average Lease Term (Mo.)
	# of Leases(1)		Square Feet(1)		TI/LC	Maintenance Capex	Changes in	Changes in	Retention
	New	Renewal	New	Renewal	Per Sq.Ft.(2)	Per Sq.Ft.(3)	Rents(4)	Cash Rents(5)	Rates(6)
Office	11	10	72,164	131,256	$14.57	$0.25	17.0%	3.6%	43.8%	57
Industrial	3	4	75,576	156,980	4.36	0.10	17.8%	4.8%	88.7%	55

Total	14	14	147,740	288,236	$8.96	$0.20	17.2%	3.9%	60.5%	56

Year-to-Date

	1st & 2nd Generation				2nd Generation					Weighted Average Lease Term (Mo.)
	# of Leases(1)		Square Feet(1)		TI/LC	Maintenance Capex	Changes in	Changes in	Retention
	New	Renewal	New	Renewal	Per Sq.Ft.(2)	Per Sq.Ft.(3)	Rents(4)	Cash Rents(5)	Rates(6)
Office	18	18	166,198	287,675	$19.17	$0.32	26.7%	9.1%	45.4%	104
Industrial	4	8	81,576	211,690	3.63	0.17	19.8%	6.5%	50.0%	53

Total	22	26	247,774	499,365	$12.21	$0.27	25.2%	8.6%	47.3%	84

(1)	Represents leasing activity for leases commencing during the period shown, net of month-to-month leases. Excludes leasing on new construction.

(2)	Amounts exclude tenant-funded tenant improvements.

(3)	Calculated over entire stabilized portfolio.

(4)	Calculated as the change between GAAP rents for new/renewed leases and the expired GAAP rents for the same space. Excludes leases for which the space was vacant longer than one year.

(5)	Calculated as the change between stated rents for new/renewed leases and the expired stated rents for the same space. Excludes leases for which the space was vacant longer than one year.

(6)	Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

Stabilized Portfolio Capital Expenditures

($ in thousands)

Non-Recurring Capital Expenditures:
	Q1 2007	Q2 2007	YTD 2007
Capital Improvements	$195	$49	$244
Tenant Improvements & Leasing Commissions(1)	—	249	249

Total	$195	$298	$493

Recurring Capital Expenditures:
	Q1 2007	Q2 2007	YTD 2007
Capital Improvements
Office	$524	$1,970	$2,494
Industrial	279	395	674

	803	2,365	3,168
Tenant Improvements & Leasing Commissions(1)
Office	3,431	2,098	5,529
Industrial	30	449	479

	3,461	2,547	6,008
Total
Office	3,955	4,068	8,023
Industrial	309	844	1,153

	$4,264	$4,912	$9,176

(1)	Represents costs incurred for leasing activity during the period shown. Amounts exclude tenant-funded tenant improvements.

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

Lease Expiration Summary Schedule

($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet (1)	% of Total Leased Sq. Ft.	Annual Base Rent(2)	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2007	24	380,311	5.3%	$6,586	$17.32
2008	62	512,274	7.1%	11,436	22.32
2009	79	1,278,819	17.7%	29,617	23.16
2010	72	1,199,171	16.6%	30,700	25.60
2011	60	776,904	10.7%	14,254	18.35
2012	30	428,676	5.9%	12,627	29.46
2013	14	426,753	5.9%	9,161	21.47
2014	17	669,329	9.2%	17,381	25.97
2015	11	355,140	4.9%	10,399	29.28
2016	8	416,760	5.8%	11,286	27.08
2017 and beyond	16	792,174	10.9%	33,250	41.97

Subtotal	393	7,236,311	100.0%	$186,697	$25.80

INDUSTRIAL:
Remaining 2007	2	64,303	1.9%	$549	$8.54
2008	13	928,713	26.9%	6,612	7.12
2009	14	731,502	21.2%	4,609	6.30
2010	13	356,075	10.3%	2,795	7.85
2011	10	408,402	11.8%	3,156	7.73
2012	8	389,369	11.3%	2,479	6.37
2013	—	—	—	—	—
2014	1	49,178	1.4%	420	8.54
2015	3	213,306	6.2%	1,629	7.64
2016	2	233,278	6.7%	3,274	14.03
2017 and beyond	1	82,602	2.4%	643	7.78

Subtotal	67	3,456,728	100.0%	$26,166	$7.57

TOTAL PORTFOLIO:
Remaining 2007	26	444,614	4.2%	$7,135	$16.05
2008	75	1,440,987	13.5%	18,048	12.52
2009	93	2,010,321	18.8%	34,226	17.03
2010	85	1,555,246	14.5%	33,495	21.54
2011	70	1,185,306	11.1%	17,410	14.69
2012	38	818,045	7.7%	15,106	18.47
2013	14	426,753	4.0%	9,161	21.47
2014	18	718,507	6.7%	17,801	24.77
2015	14	568,446	5.3%	12,028	21.16
2016	10	650,038	6.1%	14,560	22.40
2017 and beyond	17	874,776	8.1%	33,893	38.74

Total	460	10,693,039	100.0%	$212,863	$19.91

(1)	Excludes space leased under month-to-month leases and vacant space at June 30, 2007.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	Los Angeles County					Orange County
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent(2)	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2007	12	27,240	1.0%	$791	$29.04	2	3,934	1.5%	$84	$21.35
2008	31	140,506	5.3%	3,820	27.19	12	79,945	30.1%	1,238	15.49
2009	38	586,691	22.2%	14,618	24.92	15	121,777	45.8%	3,023	24.82
2010	46	750,690	28.5%	18,720	24.94	5	11,563	4.3%	281	24.30
2011	36	233,944	8.9%	6,603	28.22	5	17,564	6.6%	449	25.56
2012	17	143,195	5.4%	3,782	26.41	4	31,092	11.7%	731	23.51
2013	8	157,887	6.0%	3,176	20.12	—	—	—	—	—
2014	10	367,107	13.9%	10,801	29.42	—	—	—	—	—
2015	4	132,560	5.0%	3,982	30.04	—	—	—	—	—
2016	3	43,598	1.7%	1,595	36.58	—	—	—	—	—
2017 and beyond	3	54,715	2.1%	2,026	37.03	—	—	—	—	—

Subtotal	208	2,638,133	100.0%	$69,914	$26.50	43	265,875	100.0%	$5,806	$21.84

INDUSTRIAL:
Remaining 2007	—	—	—	—	—	2	64,303	2.0%	$549	$8.54
2008	—	—	—	—	—	13	928,713	28.4%	6,612	7.12
2009	—	—	—	—	—	14	731,502	22.4%	4,609	6.30
2010	—	—	—	—	—	13	356,075	10.9%	2,795	7.85
2011	—	—	—	—	—	10	408,402	12.5%	3,156	7.73
2012	—	—	—	—	—	8	389,369	11.9%	2,479	6.37
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	1	49,178	1.5%	420	8.54
2015	—	—	—	—	—	3	213,306	6.5%	1,629	7.64
2016	1	192,053	100.0%	2,960	15.41	1	41,225	1.3%	314	7.62
2017 and beyond	—	—	—	—	—	1	82,602	2.6%	643	7.78

Subtotal	1	192,053	100.0%	$2,960	$15.41	66	3,264,675	100.0%	23,206	$7.11

TOTAL PORTFOLIO:
Remaining 2007	12	27,240	1.0%	$791	$29.04	4	68,237	1.9%	$633	$9.28
2008	31	140,506	5.0%	3,820	27.19	25	1,008,658	28.6%	7,850	7.78
2009	38	586,691	20.7%	14,618	24.92	29	853,279	24.2%	7,632	8.94
2010	46	750,690	26.5%	18,720	24.94	18	367,638	10.4%	3,076	8.37
2011	36	233,944	8.3%	6,603	28.22	15	425,966	12.1%	3,605	8.46
2012	17	143,195	5.1%	3,782	26.41	12	420,461	11.9%	3,210	7.63
2013	8	157,887	5.6%	3,176	20.12	—	—	—	—	—
2014	10	367,107	13.0%	10,801	29.42	1	49,178	1.4%	420	8.54
2015	4	132,560	4.7%	3,982	30.04	3	213,306	6.0%	1,629	7.64
2016	4	235,651	8.3%	4,555	19.33	1	41,225	1.2%	314	7.62
2017 and beyond	3	54,715	1.8%	2,026	37.03	1	82,602	2.3%	643	7.78

Total	209	2,830,186	100.0%	$72,874	$25.75	109	3,530,550	100.0%	$29,012	$8.22

(1)	Excludes space leased under month-to-month leases and vacant space at June 30, 2007.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	San Diego County					Other
	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent(2)	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent(2)	Annual Rent per Sq. Ft.(2)
Year of Expiration
OFFICE:
Remaining 2007	7	314,095	8.9%	$5,059	$16.11	3	35,042	4.4%	$652	$18.61
2008	11	261,850	7.4%	5,972	22.81	8	29,973	3.8%	406	13.55
2009	13	501,718	14.2%	10,468	20.86	13	68,633	8.7%	1,508	21.97
2010	12	354,132	10.0%	9,769	27.59	9	82,786	10.5%	1,930	23.31
2011	7	88,963	2.5%	1,699	19.10	12	436,433	55.2%	5,503	12.61
2012	8	245,104	6.9%	7,931	32.36	1	9,285	1.2%	183	19.71
2013	3	245,316	6.9%	5,484	22.35	3	23,550	3.0%	501	21.27
2014	4	247,481	7.0%	5,336	21.56	3	54,741	6.9%	1,244	22.73
2015	3	172,572	4.9%	5,471	31.70	4	50,008	6.3%	946	18.92
2016	5	373,162	10.5%	9,691	25.97	—	—	—	—	—
2017 and beyond	13	737,459	20.8%	31,224	42.34	—	—	—	—	—

Subtotal	86	3,541,852	100.0%	$98,104	$27.70	56	790,451	100.0%	$12,873	$16.29

INDUSTRIAL:
Remaining 2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
2017 and beyond	—	—	—	—	—	—	—	—	—	—

Subtotal	—	—	—	—	—	—	—	—	—	—

TOTAL PORTFOLIO:
Remaining 2007	7	314,095	8.9%	$5,059	$16.11	3	35,042	4.4%	$652	$18.61
2008	11	261,850	7.4%	5,972	22.81	8	29,973	3.8%	406	13.55
2009	13	501,718	14.2%	10,468	20.86	13	68,633	8.7%	1,508	21.97
2010	12	354,132	10.0%	9,769	27.59	9	82,786	10.5%	1,930	23.31
2011	7	88,963	2.5%	1,699	19.10	12	436,433	55.2%	5,503	12.61
2012	8	245,104	6.9%	7,931	32.36	1	9,285	1.2%	183	19.71
2013	3	245,316	6.9%	5,484	22.35	3	23,550	3.0%	501	21.27
2014	4	247,481	7.0%	5,336	21.56	3	54,741	6.9%	1,244	22.73
2015	3	172,572	4.9%	5,471	31.70	4	50,008	6.3%	946	18.92
2016	5	373,162	10.5%	9,691	25.97	—	—	—	—	—
2017 and beyond	13	737,459	20.8%	31,224	42.34	—	—	—	—	—

Total	86	3,541,852	100.0%	$98,104	$27.70	56	790,451	100.0%	$12,873	$16.29

(1)	Excludes space leased under month-to-month leases and vacant space at June 30, 2007.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

Quarterly Lease Expirations for 2007

($ in thousands)

	# of Expiring Leases(1)	Total Square Feet(1)(2)	% of Total Leased Sq. Ft.	Annual Base Rent(3)	Annual Rent per Sq. Ft.(3)
OFFICE:
Q3 2007	13	325,441	4.5%	$5,399	$16.59
Q4 2007	11	54,870	0.8%	1,187	21.63

Subtotal 2007	24	380,311	5.3%	$6,586	$17.32

INDUSTRIAL:
Q3 2007	—	—	—	—	—
Q4 2007	2	64,303	1.9%	549	8.54

Subtotal 2007	2	64,303	1.9%	$549	$8.54

TOTAL PORTFOLIO:
Q3 2007	13	325,441	3.1%	$5,399	$16.59
Q4 2007	13	119,173	1.1%	1,736	14.57

Total 2007	26	444,614	4.2%	$7,135	$16.05

(1)	Represents leases expiring in 2007 for which renewals have not been executed.

(2)	Excludes space leased under month-to-month leases and vacant space at June 30, 2007.

(3)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

Top Ten Office and Top Ten Industrial Tenants

($ in thousands)

Tenant Name	Annual Base Rental Revenues(1)	Rentable Square Feet	Percentage of Total Annual Base Rental Revenues(1)	Percentage of Total Rentable Square Feet
Office Properties:
The Boeing Company	$9,222	675,979	4.2%	5.8%
AMN Healthcare	8,341	175,672	3.8%	1.5%
DIRECTV Group, Inc.(2)	6,350	207,166	2.9%	1.8%
Intuit Inc.(3)	6,106	302,452	2.8%	2.6%
Fish & Richardson	6,071	139,538	2.8%	1.2%
Favrille, Inc.	5,588	128,580	2.5%	1.1%
Scripps Health(4)	5,199	112,067	2.4%	1.0%
Verenium Corporation	5,158	136,908	2.3%	1.2%
Accredited Home Lenders	5,061	180,287	2.3%	1.5%
Hewlett-Packard Company	4,348	117,948	2.0%	1.0%

Total Office Properties	$61,444	2,176,597	28.0%	18.6%

Industrial Properties:
Mattel, Inc.	$2,960	192,053	1.3%	1.6%
Celestica California, Inc.	2,501	303,533	1.1%	2.6%
NBTY Manufacturing, LLC	1,484	286,139	0.7%	2.4%
Extron Electronics	1,145	157,730	0.5%	1.3%
Targus, Inc.	1,053	200,646	0.5%	1.7%
Progressive Marketing	838	144,000	0.4%	1.2%
Ricoh Electronics, Inc.	810	100,000	0.4%	0.9%
Arrow Industries	798	153,320	0.4%	1.3%
Printrak International Inc.	753	84,185	0.3%	0.7%
Southland Industries	643	82,602	0.3%	0.7%

Total Industrial Properties	$12,985	1,704,208	5.9%	14.6%

(1)	Reflects annualized contractual base rent calculated on a straight-line basis as of June 30, 2007.

(2)	In addition, the Company is redeveloping 107,041 rentable square feet at 2240 E. Imperial Highway of which 77% has been leased to DIRECTV Group, Inc. The lease commenced in July 2007.

(3)	In addition, the Company is developing four buildings encompassing 465,600 rentable square feet in San Diego County, which have been leased to Intuit Inc. The tenant began occupying two of the four buildings encompassing 205,200 rentable square feet in July 2007 and is expected to begin occupying the remaining two buildings encompassing 260,400 rentable square feet in August 2007, at which time Intuit Inc. is projected to become our largest tenant based on its percentage of total annual base rental revenues.

(4)	In addition, Scripps Health has preleased an additional office building encompassing approximately 146,200 rentable square feet that the Company is constructing at 15004 Innovation Drive. The tenant is expected to begin occupying the building during Q3 2008.

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

2007 Acquisitions and Dispositions

($ in millions)

ACQUISITIONS:
Property	Location	Type	Month of Acquisition	Gross Site Acreage	Purchase Price(2)
1st QUARTER:
Sabre Springs Corporate Center	I-15 Corridor	Two Existing Office Buildings to be Redeveloped (1)	January	5.6	$24.7
Santa Fe Summit - Phase III	56 Corridor	Land for Office Development	January	10.5	28.0
Carlsbad Oaks	Carlsbad	Land for Office Development	February	32.0	15.8

2nd QUARTER:
NONE
TOTAL YEAR-TO-DATE ACQUISITIONS				48.1	$68.5

DISPOSITIONS:
Property	Location	Type	Month of Disposition	Square Feet	Sales Price(3)
1st QUARTER:
181 & 185 S. Douglas(4)	El Segundo	Office	January	61,545
2270 El Segundo(4)	El Segundo	Industrial	January	6,362

2nd QUARTER:
NONE
TOTAL YEAR-TO-DATE DISPOSITIONS				67,907	$14.8

(1)	Two existing buildings total approximately 104,500 rentable square feet on 5.6 acres of land. The Company began redevelopment of the existing buildings during the first quarter of 2007. See “Redevelopment Projects” on page 20.

(2)	Excludes acquisition related costs.

(3)	The Company sold these properties in a portfolio transaction in January 2007. The sales price shown represents the sales price for the entire transaction.

(4)	These properties were classified as held for sale on the consolidated balance sheet as of December 31, 2006.

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

In-Process and Committed Development and Redevelopment Projects

($ in millions)

DEVELOPMENT PROJECTS:			Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Total Estimated Investment(2)	Total Costs as of 6/30/2007(2)(3)	% Leased
Project	Location	Type	Start Date	Compl. Date
PROJECTS UNDER CONSTRUCTION:
Santa Fe Summit - Phase I(4)	56 Corridor	Office	4Q 2005 - 1Q 2006	3Q 2007	3Q 2007	465,600	$145.2	$138.0	100%
Pacific Corporate Center - Lots 3, 4 & 6 (5)	Sorrento Mesa	Office	3Q 2006	3Q 2007	3Q 2007	318,000	75.1	62.4	100%
Kilroy Sabre Springs - Phase III	I-15 Corridor	Office	3Q 2006	4Q 2007	4Q 2008	142,726	65.4	25.9	0%
ICC - 15004 Innovation Drive	I-15 Corridor	Office	3Q 2006	3Q 2008	3Q 2008	146,156	51.1	17.5	100%
Sorrento Gateway-Lot 3	Sorrento Mesa	Office	4Q 2006	4Q 2007	4Q 2008	55,500	21.8	12.1	0%

TOTAL PROJECTS UNDER CONSTRUCTION						1,127,982	$358.6	$255.9	82%

REDEVELOPMENT PROJECTS:	Location	Pre and Post Redevelopment Type	Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Existing Investment(6)	Estimated Redevelopment Costs	Total Estimated Investment(2)	Total Costs as of 6/30/2007(2)(3)	% Leased
Project			Start Date	Compl. Date
PROJECTS UNDER CONSTRUCTION:
2240 E. Imperial Highway - Kilroy Airport Center(7)	El Segundo	Lab to Office	2Q 2006	3Q 2007	3Q 2008	107,041	$5.0	$15.5	$20.5	$17.1	77%
Sabre Springs Corporate Center	I-15 Corridor	Office	1Q 2007	3Q 2007	3Q 2008	104,500	24.7	9.9	34.6	26.0	0%

TOTAL PROJECTS UNDER CONSTRUCTION						211,541	$29.7	$25.4	$55.1	$43.1	39%

(1)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.

(2)	Amounts exclude tenant-funded tenant improvements.

(3)	Represents cash paid and costs incurred as of June 30, 2007. Includes existing investment at the commencement of redevelopment. See footnote (6) below.

(4)	Construction on two of the four buildings commenced in the fourth quarter of 2005. Construction on the remaining two buildings commenced in the first quarter of 2006. Intuit Inc., began occupying two of the four buildings encompassing 205,200 rentable square feet in July 2007 and is expected to begin occupying the remaining two buildings encompassing 260,400 rentable square feet in August 2007.

(5)	Cardinal Health, Inc. began occupying the building in July 2007.

(6)	Represents the depreciated carrying value at the commencement of redevelopment for the space being redeveloped.

(7)	DIRECTV Group, Inc. has leased 77% of this space.

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

Future Development Pipeline

($ in millions)

Project	Location	Type	Gross Site Acreage	Estimated Rentable Square Feet	Total Estimated Investment	Total Costs as of 6/30/2007(1)
SAN DIEGO, CALIFORNIA:
Carlsbad Oaks	Carlsbad	Office	32.0	288,000	$83.3	$16.5
Kilroy Centre Rancho Bernardo(2)	I-15 Corridor	Office	21.0	800,000 -1,500,000	250.0 - 563.0	25.3
Pacific Corporate Center - Lot 8	Sorrento Mesa	Office	5.0	95,000	32.6	10.0
Santa Fe Summit - Phase II and III	56 Corridor	Office	21.8	600,000	300.0	59.4
Sorrento Gateway - Lot 1	Sorrento Mesa	Office	4.2	54,000	18.8	5.6
Sorrento Gateway - Lot 2	Sorrento Mesa	Office	6.3	80,000	31.8	10.0
Sorrento Gateway - Lot 7	Sorrento Mesa	Office	7.6	57,000	24.5	8.8

TOTAL FUTURE DEVELOPMENT PIPELINE			97.9	1,974,000 -2,674,000	$741.0 -1,054.0	$135.6

(1)	Represents cash paid and costs incurred as of June 30, 2007.

(2)	This site includes entitlements to build approximately 1.8 million square feet of office or light industrial space. The Company currently anticipates it may develop the site in phases depending on lease activity and market conditions.

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

Capital Structure

At June 30, 2007

($ in thousands)

	Shares/Units At June 30, 2007	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		$400,617	10.8%
Exchangeable Senior Notes(1)		460,000	12.4%
Unsecured Senior Notes		144,000	3.9%
Unsecured Line of Credit		18,000	0.5%

Total Debt		$1,022,617	27.6%

EQUITY:
7.450% Series A Cumulative Redeemable Preferred Units(2)	1,500,000	$75,000	2.1%
7.800% Series E Cumulative Redeemable Preferred Stock(3)	1,610,000	40,250	1.1%
7.500% Series F Cumulative Redeemable Preferred Stock(3)	3,450,000	86,250	2.3%
Common Units Outstanding(4)	2,247,774	159,232	4.3%
Common Shares Outstanding(4)	32,707,444	2,316,995	62.6%

Total Equity		$2,677,727	72.4%

TOTAL MARKET CAPITALIZATION		$3,700,344	100.0%

(1)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $4.4 million.

(2)	Value based on $50.00 per share liquidation preference.

(3)	Value based on $25.00 per share liquidation preference.

(4)	Value based on closing share price of $70.84 on June 29, 2007.

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

Debt Analysis

At June 30, 2007

($ in thousands)

TOTAL DEBT COMPOSITION

	% of	Weighted Average
	Total Debt	Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	39.2%	5.9%	3.7
Unsecured Debt	60.8%	4.0%	5.1
Floating vs. Fixed Rate Debt:
Fixed Rate Debt	94.8%	4.7%	4.5
Floating Rate Debt	5.2%	6.1%	2.8

Total Debt		4.7%	4.4

Total Debt Including Loan Fees		5.1%

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$550,000	$18,000	April 2010

CAPITALIZED INTEREST & LOAN FEES

Quarter-to-Date	Year-to-Date
$5.1	$9.9

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

Debt Analysis

At June 30, 2007

($ in thousands)

DEBT MATURITY SCHEDULE
Floating/ Fixed Rate	Effective Rate	Maturity Date		Remaining 2007	2008	2009	2010	2011	After 2011	Total
Unsecured Debt:
Floating	6.17%	4/26/2010	(1)				$18,000			$18,000
Fixed	3.25%	4/15/2012							460,000	460,000	(2)
Fixed	5.72%	8/4/2010					61,000			61,000
Fixed	6.45%	8/4/2014							83,000	83,000

							79,000		543,000	622,000

Secured Debt:
Floating	6.07%	4/26/2010					35,500			35,500
Fixed	3.80%	8/1/2008		834	73,400					74,234
Fixed	7.20%	4/1/2009		1,234	2,604	75,475				79,313
Fixed	6.70%	12/27/2011		604	1,271	1,359	1,453	69,980		74,667
Fixed	5.57%	8/1/2012		621	1,296	1,370	1,449	1,532	71,517	77,785
Fixed	4.95%	8/1/2012		285	592	622	653	687	29,754	32,593
Fixed	8.13%	11/1/2014		287	701	760	824	894	2,023	5,489
Fixed	7.15%	5/1/2017		743	1,567	1,683	1,807	1,941	13,295	21,036

				4,608	81,431	81,269	41,686	75,034	116,589	400,617

Total	4.74%			$4,608	$81,431	$81,269	$120,686	$75,034	$659,589	$1,022,617

(1)	The maturity date does not reflect the one-year extension option.

(2)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $4.4 million.

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

Included in this section are management’s statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations (“FFO”), in the Company’s earnings release on July 25, 2007, and the reasons why management believes that these measures provide useful information to investors about the Company’s financial condition and results of operations.

Net Operating Income:

Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases). Other real estate investment trusts (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, other non-property income and expenses, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant base, which vary by segment type, have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Same Store Net Operating Income:

Management believes that Same Store NOI is a useful supplemental measure of the Company’s operating performance. Same Store NOI represents the NOI for the stabilized properties that were operational for two comparable reporting periods. Because Same Store NOI excludes the change in NOI from properties developed, redeveloped, acquired and disposed of, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties that were operational for two comparable periods. Other REITs may use different methodologies for calculating Same Store NOI, and accordingly, the Company’s Same Store NOI may not be comparable to other REITs.

However, Same Store NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect the operations of the Company’s entire portfolio, nor does it reflect the impact of general and administrative expenses, interest expense, depreciation and amortization costs, other non-property income and expenses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

EBITDA:

Management believes that earnings before interest expense, depreciation and amortization, preferred dividends and distributions, minority interests and impairment loss (“EBITDA”) is a useful supplemental measure of the Company’s operating performance. When considered with other GAAP measures and FFO, management believes EBITDA gives the investment community a more complete understanding of the Company’s operating results before the impact of investing and financing transactions and facilitates comparisons with competitors. Management also believes it is appropriate to present EBITDA as it is used in several of the Company’s financial covenants for both its secured and unsecured debt. However, EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity. Other REITs may use different methodologies for calculating EBITDA and, accordingly, the Company’s EBITDA may not be comparable to other REITs.

Funds From Operations:

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. The Company computes FFO in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.

Because FFO excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective on operating performance not immediately apparent from net income. In addition, management believes that FFO provides useful information to the investment community about the Company’s operating performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.

Funds Available for Distribution:

Management believes that Funds Available for Distribution (“FAD”) is a useful supplemental measure of the Company’s liquidity. The Company computes FAD by adding to FFO the non cash amortization of deferred financing costs and share-based awards, contractual cash rents received in advance of revenue recognition, the loss on derivative instruments, the original issuance costs of redeemed preferred units, the impairment losses on properties held for sale, and net gains on terminations of profit participation agreements, then subtracting tenant improvements, leasing commissions and recurring capital expenditures, significant non-cash gains, and gains associated with insurance proceeds, and eliminating the net effect of straight-line rents, amortization of deferred revenue related to tenant improvements, and above (below) market rents for acquisition properties. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to stockholders by adjusting FFO for the impact of certain cash and non cash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company’s financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company’s FAD may not be comparable to other REITs.

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

Reconciliation of Same Store Net Operating Income to Net Income Available to Common Stockholders

(unaudited, $ in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Same Store Cash Net Operating Income	$46,611	$43,621	$91,295	$85,968
Adjustment:
GAAP Straight Line Rental Income	1,423	2,235	2,429	5,009
Other Non-Cash GAAP Adjustments, net	(746)	419	894	551

Same Store GAAP Net Operating Income	47,288	46,275	94,618	91,528
Adjustment:
Non-Same Store GAAP Net Operating Income	565	10,966	1,352	13,123

Net Operating Income including discontinued operations	47,853	57,241	95,970	104,651
Adjustment:
Net Operating Income, as defined, from discontinued operations	—	(10,624)	(75)	(11,782)

Net Operating Income, as defined(1)	47,853	46,617	95,895	92,869
Adjustments:
Other Expenses:
General and administrative expenses	(9,460)	(4,714)	(18,508)	(9,649)
Interest expense	(8,072)	(11,208)	(17,728)	(23,179)
Depreciation and amortization	(17,745)	(17,666)	(34,982)	(35,046)
Other Income and Expense:
Interest and other income	371	231	990	483
Net settlement receipts on interest rate swaps	—	254	—	448
Loss on derivative instruments	—	(179)	—	(255)

Income from Continuing Operations	12,947	13,335	25,667	25,671
Minority interests	(2,006)	(2,147)	(3,981)	(4,348)
Income from discontinued operations	4,551	9,189	12,690	14,983
Preferred dividends	(2,402)	(2,402)	(4,804)	(4,804)

Net Income Available for Common Stockholders	$13,090	$17,975	$29,572	$31,502

(1)	Please refer to page 25 for Management Statements on Net Operating Income and Same Store Net Operating Income.

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

Reconciliation of EBITDA to Net Income Available to Common Stockholders

(unaudited, $ in thousands)

	Three Months Ended June 30,
	2007	2006
Net Income Available for Common Stockholders	$13,090	$17,975
Preferred dividends	2,402	2,402
Adjustments for Continuing Operations:
Interest expense	8,072	11,208
Depreciation and amortization	17,745	17,666
Distributions on Cumulative Redeemable Preferred units	1,397	1,397
Minority interest in earnings of Operating Partnership	609	750
Adjustments for Discontinued Operations:
Interest expense	—	—
Depreciation and amortization	—	628
Net gain on disposition of discontinued operations	(4,848)	—
Minority interest in loss of Operating Partnership	297	807

EBITDA Before Minority Interests(1)	$38,764	$52,833

(1)	Please refer to page 26 for a Management Statement on EBITDA before minority interests.

Kilroy Realty Corporation

Second Quarter 2007 Supplemental Financial Report

Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities

(unaudited, $ in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Funds Available for Distribution(1)	$29,563	$29,765	$53,027	$51,776
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	4,912	4,949	9,176	7,644
Depreciation for furniture, fixtures and equipment	220	195	431	394
Accrued preferred dividends	2,402	2,402	4,804	4,804
Distributions on Cumulative Redeemable Preferred units	1,397	1,397	2,794	2,794
Provision for uncollectible tenant receivables	(27)	72	(199)	343
Net settlement receipts on interest rate swaps	—	(254)	—	(448)
Net gain on termination of profit participation agreement	(4,848)	—	(4,848)	—
Changes in assets and liabilities(2)(3)	7,552	4,337	10,498	(68,683)
Other adjustments, net	286	12	436	(315)

GAAP Net Cash Provided by (Used in) Operating Activities	$41,457	$42,875	$76,119	($1,691)

(1)	Please refer to page 26 for a Management Statement on Funds Available for Distribution.

(2)	Includes changes in the following assets and liabilities and miscellaneous other adjustments: current receivables; deferred leasing costs; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; rents received in advance and security deposits; and deferred revenue.

(3)	Amount for the six months ended June 30, 2006 includes a $71.7 million cash award approved by the Executive Compensation Committee and paid to the Company’s executive officers in January 2006. The payment represents the amount earned by the Company’s executive officers under a special long-term compensation program for the approximate three-year period ended December 31, 2005. Amounts were previously reflected in FAD as compensation was expensed for financial reporting purposes.